SUPPLEMENT TO THE CLASS R6 PROSPECTUS AND
SUMMARY PROSPECTUS
OF
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Ultra Short-Term Municipal Income Fund (the “Fund”)

Effective June 1, 2020, the expense cap for Class R6 of the Fund is being lowered as follows:

The Manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.20% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

May 29, 2020	MI6R050/P1107SP